Exhibit 10.9

Underwriting Agreement
Dated January 15, 2014

Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Keefe, Bruyette & Woods, Inc.
UBS Securities LLC

c/o Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

c/o Citigroup Global Markets Inc.
388 Greenwich Street,
New York, New York 10013

c/o Deutsche Bank Securities Inc.
60 Wall Street,
New York, New York 10005

c/o Keefe, Bruyette & Woods, Inc.
787 Seventh Avenue,
New York, New York 10019

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:
American Capital Senior Floating, Ltd., a Maryland corporation (the “Company”), and American Capital ACSF Management, LLC, a Delaware limited liability company registered as an investment adviser (the “Manager”) confirm their agreement with the Representatives (as defined below) and each of the other Underwriters named in Schedule A attached hereto and made a part hereof (collectively, the “Underwriters”) with respect to (a) the sale by the Company to the Underwriters, and purchase by the Underwriters, acting severally and not jointly, of (i) their respective portions of 10,000,000 shares of Common Stock (the “Firm Shares”) and (ii) all or any part of 1,500,000 additional shares of Common Stock (the “Option Shares”) as provided in Section 3(b) hereof (the Firm Shares and Option Shares collectively being referred to as the “Shares”), and (b) the grant by the Company to the Underwriters of the option described in Section 3(b) hereof to purchase all or any part of the Option Shares to cover over-allotments, if any. “Common Stock” shall refer to the $0.01 par value per share of common stock of the Company.

Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc. and UBS Securities LLC have agreed to act as representatives of each of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Shares.

As part of the offering contemplated by this Agreement, Morgan Stanley & Co. LLC has agreed to reserve out of the Shares set forth opposite its name on Schedule A to this Agreement, (i) up to 299,900 Firm Shares for sale to American Capital Asset Management, LLC (“ACAM”) and (ii) up to 200,100 Firm Shares for sale to certain employees of American Capital Leveraged Finance Management, LLC (“ACLFM”) (collectively, “Participants”), as set forth in the Prospectus (as defined below) under the heading “Underwriting” (the “Directed Share Program”). The Securities to be sold by Morgan Stanley & Co. LLC pursuant to the Directed Share Program (the “Reserved Shares”) will be sold by Morgan Stanley & Co. LLC pursuant to this Agreement at the public offering price. Any Reserved Shares not orally confirmed for purchase by any Participants by 7:30 A.M. New York City time on the business day following the date on which this Agreement is executed will be offered to the public by Morgan Stanley & Co. LLC as set forth in the Prospectus.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-2 (File No. 333-190357), as amended, including a prospectus, relating to the Shares. The Company has filed a Form N-6F under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (collectively, the “Investment Company Act”), pursuant to which the Company announced its intention to elect to be treated as a business development company. A Form N-54A –Notification of Election to be Subject to Sections 55 through 65 of the Investment Company Act of 1940 Filed Pursuant to Section 54(a) of the Act (File No.814-01025) (the “Company BDC Election”) was filed with the Commission on January 15, 2014, pursuant to which the Company has elected to be subject to the provisions of Sections 55 through 65 of the Investment Company Act.
Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act (the “Effective Time”), as such section applies to the respective Underwriters, including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 497 under the Securities Act, to the extent such information is deemed, pursuant to Rule 430A or Rule 430C under the Securities Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Securities Act.
The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Shares, copies of the preliminary prospectus subject to completion relating to the Shares dated January 6, 2014 that omitted the information permitted to be omitted under Rule 430A under the Act. Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means such preliminary prospectus in the form so furnished. Except where the context otherwise requires, “Prospectus,” as used herein, means the prospectus, relating to the Shares, filed by the Company with the Commission pursuant to Rule 497 under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Securities Act, in each case in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Shares. “Disclosure Package” as used herein means any Preliminary Prospectus together with the information set forth in Exhibit A. All references in this underwriting agreement (this “Agreement”) to the Registration Statement, the Preliminary Prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed, as applicable, with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).
On January 15, 2014, the Company filed, in accordance with Section 12 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), a registration statement on Form 8-A (as amended, the “Form 8-A”) (File No.001-36266) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the Common Stock.
The Company has entered into (i) a management agreement, dated as of January 15, 2014 (the “Management Agreement”), with the Manager, (ii) a License Agreement, dated as of November 25, 2013 (the “License Agreement”), with American Capital, Ltd. (“American Capital”) and (iii) a Custodial Agreement, dated November 13, 2013 (the “Custodial Agreement”), with Deutsche Bank Trust Company Americas. This Agreement, the Management Agreement, the License Agreement and the Custodial Agreement are collectively referred to as the “Transaction Agreements.” Additionally, the Manager has entered into an administrative services agreement, dated as of January 15, 2014 (the “Administration Agreement”), with American Capital and ACLFM.
As used herein, “business day” shall mean a day on which the NASDAQ Global Market (“NASDAQ”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.
The Company and the Manager hereby confirm their agreement with the Underwriters as follows:

Section 1.Representations and Warranties of the Company. The Company and the Manager, jointly and severally, represent, warrant and covenant to each Underwriter, as of the date hereof, as of the Applicable Time (as defined in Section 1(a)(iii) hereof), as of the Closing Date (as defined in Section 3(c) hereof), and as of each Date of Delivery (defined in Section 3(b) hereof), and agrees with each Underwriter as follows:
(a)    Compliance with Registration Requirements. (i) The Company meets the requirements for use of Form N-2 under the Securities Act. The Registration Statement has been declared effective by the Commission under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information. No order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission.
(ii)    At the respective times the Registration Statement, and any post-effective amendment thereto, became effective and as of the date hereof, at the Applicable Time (and, if any Option Shares are purchased, at the Date of Delivery), the Registration Statement, and all amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act and the Investment Company Act, and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Preliminary Prospectus, the Prospectus nor any amendment or supplement thereto, at the time the Preliminary Prospectus or such amendment or supplement thereto or Prospectus or any such amendment or supplement thereto was filed with the Commission, as of the date hereof and at the Closing Time (and, if any Option Shares are purchased, at the Date of Delivery), included or will include any untrue statement of a material fact or omitted or will omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Preliminary Prospectus or Prospectus made in reliance upon and in conformity with information furnished to the Company by or on behalf of any Underwriter for use in the Registration Statement, the Preliminary Prospectus or Prospectus, it being understood and agreed that the only such information furnished to the Company in writing by the Underwriters consists of the information described in Section 8(c) below.
(iii)     The Disclosure Package as of the Applicable Time does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter or its representative expressly for use therein, it being understood and agreed that the only such information furnished by the Underwriters to the Company consists of the information described in Section 8(c) below. As used in this subsection and elsewhere in this Agreement “Applicable Time” means 5:00 p.m. (Eastern time) on January 15, 2014; provided that, if, subsequent to the date of this Agreement, the Company and the Representatives have determined that the Disclosure Package included an untrue statement of material fact or omitted a statement of material fact necessary to make the information therein, in light of the circumstances under which they were made, not misleading, and have agreed, in connection with the public offering of the Shares, to provide an opportunity to purchasers to terminate their old contracts and enter into new contracts, then “Applicable Time” will refer to the information available to purchasers at the time of entry into the first such new contract.
 (iv)     The Preliminary Prospectus as of its date complied in all material respects with the Securities Act and the Investment Company Act, and if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was substantially identical to the copy thereof delivered to the Underwriters for use in connection with the offering of the Shares. The Prospectus when first filed under Rule 497 and as of its date will comply in all material respects with the Securities Act and the Investment Company Act, and if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), will be substantially identical to the copy thereof delivered to the Underwriters for use in connection with the offering contemplated by this Agreement. No order preventing or suspending the use of the Preliminary Prospectus has been issued by the Commission.
(v)    The Company’s registration statement on Form 8-A under the Exchange Act, registering the Common Stock pursuant to Section 12(b) of the Exchange Act, is effective and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the Commission is contemplating terminating such registration
(b)    Authorization of the Shares. The Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and when issued and delivered by the Company pursuant to this Agreement will be validly issued and fully paid and non-assessable.
(c)    No Applicable Registration or Other Similar Rights. There is no person with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the public offering contemplated by this Agreement, except as disclosed in the Disclosure Package and Prospectus.
(d)    No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Disclosure Package and the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company (any such change or effect, where the context so requires, is called a “Material Adverse Change” or a “Material Adverse Effect”); (ii) the Company has not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company.
(e)    Independent Accountants. Ernst & Young LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and the financial statements included in the Disclosure Package and Prospectus, are independent public or certified public accountants as required by the Securities Act, the Exchange Act and the Public Company Accounting Oversight Board, and to the Company’s knowledge, are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules of the Commission promulgated thereunder (the “Sarbanes-Oxley Act”).

(f)    Preparation of the Financial Statements. The financial statements filed with the Commission as a part of the Registration Statement and the financial statements included in the Disclosure Package and the Prospectus present fairly the financial position of the Company as of and at the dates indicated. The supporting schedules, if any, included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and any supporting schedules, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. Other than the financial statements included in the Registration Statement, no other financial statements or supporting schedules are required to be included in the Registration Statement.
(g)    Accounting Controls and Disclosure Controls. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remedied) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including material information pertaining to the Company’s operations and assets, is made known to the Company’s Chief Financial Officer by others within the Company and the Manager. The Company has made the evaluations of the Company’s disclosure controls and procedures required under Rule 13a-15 under the Exchange Act and such disclosure controls and procedures are effective.
(h)    Subsidiaries of the Company. The Company does not own or control, directly or indirectly, any corporation, association or other entity, other than entities in which it has an investment (each, a “Portfolio Company”) and its ownership of 100% of the equity interests of ACSF Funding I, LLC (“ACSF Funding”). The terms “subsidiary” and “affiliate” as used in this Agreement shall be deemed to exclude each Portfolio Company. In accordance with Article 6 of Regulation S-X under the Securities Act, the Company is not required to consolidate the financial statements of any corporation, association or other entity (other than ACSF Funding) with the Company’s financial statements.
(i)    Incorporation and Good Standing of the Company. The Company is duly incorporated and is validly existing as a corporation in good standing under the laws of Maryland with full corporate power and authority to own its properties and conduct its business as described in the Disclosure Package and the Prospectus; and the Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification (except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect).

(j)    Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding Common Stock of the Company are as set forth in the Disclosure Package and the Prospectus under the caption “Capitalization.” The Common Stock (including the Shares) conforms in all material respects to the description thereof contained in the Disclosure Package and the Prospectus. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were, and the Shares will not be, issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company other than those accurately described in the Disclosure Package and the Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Disclosure Package and the Prospectus, accurately and fairly presents, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.
(k)    The NASDAQ Global Market. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act. The Shares have been approved for listing on NASDAQ, subject to general notice of issuance, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Shares from NASDAQ, nor has the Company received any notification that the Commission, NASDAQ or the Financial Industry Regulatory Authority, Inc. (“FINRA”) is contemplating terminating such registration or listing.
(l)    No Consents, Approvals or Authorizations Required. No consent, approval, authorization, filing with or order of any court or governmental agency or regulatory body is required to be obtained by the Company in connection with the transactions contemplated by this Agreement or any other Transaction Agreement, except as have been obtained or made under the Securities Act, the Investment Company Act and such as may be required (i) under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Disclosure Package and the Prospectus, and (ii) by FINRA.
(m)    No Defaults or Violations. The Company is not in violation or default of (i) any provision of its charter, by-laws, or other organizational document, (ii) the terms of any Transaction Agreement, indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, except, with respect to clauses (ii) and (iii), any such violation or default which would not, singly or in the aggregate, result in a Material Adverse Change and except as otherwise disclosed in the Disclosure Package and the Prospectus. All stockholder consents or approvals for acts requiring such consents or approvals have been obtained by the Company.
(n)    Non-Contravention of Existing Instruments. The Company’s execution, delivery and performance of this Agreement and each other Transaction Agreement, and consummation of the transactions contemplated hereby and thereby and by the Disclosure Package and the Prospectus (i) have been duly authorized by all necessary corporate or other required action, have been effected in accordance with Section 23(b) of the Investment Company Act (which is made applicable to business development companies pursuant to Section 63 of the Investment Company Act), as applicable, and do not and will not, whether with or without the giving of notice or passage of time or both, result in any violation of the provisions of the charter, bylaws and other organizational documents of the Company, as amended from time to time, or any statute, law, rule, regulation, filing, judgment, order, injunction, writ or decree applicable to the Company or any of its assets, properties or operations as would not, individually or in the aggregate, result in a Material Adverse Effect, and (ii) do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, or require the consent of any other party to, any existing instrument, except for such conflicts, breaches, defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Effect. This Agreement and each other Transaction Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.
(o)    No Actions, Suits or Proceedings. Except as otherwise disclosed in the Disclosure Package and the Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the knowledge of the Company, threatened that (i) could reasonably be expected to have a Material Adverse Effect on the performance of this Agreement, any other Transaction Agreement, the consummation of any of the transactions contemplated by hereby or thereby or (ii) could reasonably be expected to result in a Material Adverse Change.
(p)    All Necessary Permits, Etc. The Company possesses such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Change.
(q)    Title to Properties. The Company does not own any real property or hold any real property lease. The Company has good and marketable title to all personal property, if any, owned by it, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company. The personal property held under lease by the Company are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such personal property by the Company.
(r)    No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement, any other Transaction Agreement or the issuance and sale by the Company of the Shares.
(s)    Intellectual Property Rights. The Company owns or possesses adequate rights to use all trade secrets, know how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement, the Disclosure Package and Prospectus, except as would not have a Material Adverse Effect.
(t)    BDC Election. The Company has duly filed with the Commission the Company BDC Election pursuant to Section 54(a) of the Investment Company Act; the Company has not filed with the Commission any notice of withdrawal of the Company BDC Election pursuant to Section 54(c) of the Investment Company Act; the Company BDC Election remains in full force and effect, and, to the Company’s actual knowledge, no order of suspension or revocation of such election under the Investment Company Act has been issued or proceedings therefor initiated or threatened by the Commission. The provisions of the charter and the bylaws (the “By Laws”) of the Company do not violate the applicable requirements of the Investment Company Act in any material respect, and the provisions of such charter and By Laws are in full force and effect; the descriptions in the Disclosure Package and the Prospectus under the captions “Business-Investment Focus” and “Regulation” do not violate the applicable requirements of the Investment Company Act in any material respect. The operations of the Company are in compliance in all material respects with the terms and conditions of the Securities Act and the Investment Company Act. The Company is not registered or required to be registered (including as a consequence of the offering of Shares described hereunder) as an investment company under the Investment Company Act.
(u)    Initial Portfolio Assets. The Company and/or ACSF Funding, as applicable, has good and valid title to each loan and collateralized loan obligation (“CLO”) investment that collectively constitute the Company’s initial investment portfolio as set forth under the heading “Portfolio Companies” in the Registration Statement, Disclosure Package and Prospectus (except for any investments that have been prepaid or sold in the ordinary course of business), free and clear of any liens, charges or encumbrances (except any such liens, charges or encumbrances pursuant to ACSF Funding’s secured revolving credit facility with Bank of America, N.A., as agent, dated as of December 18, 2013); all of the applicable investment documents and agreements governing such loans and CLO investments (the “Investment Documents and Agreements”) are in full force and effect; and the Company has no notice of any material claim of any sort that has been asserted by anyone adverse to the right of the Company under the Investment Documents and Agreements, or affecting or questioning the rights of the Company under any of the Investment Documents and Agreements; to the Company’s actual knowledge, each portfolio company described in the Registration Statement, Disclosure Package and Prospectus under “Portfolio Companies” is current with all of its payment obligations under the applicable Investment Documents and Agreements and no event of default (or a default which with the giving of notice or the passage of time would become an event of default) has occurred or is continuing under such Investment Documents and Agreements.
(v)    Regulated Investment Company. The Company intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ending after the Closing Date. The Company is in compliance with the requirements of the Code necessary to qualify as a RIC and the Company intends to direct the investment of the net proceeds of the offering of the Shares and to continue to operate its business and conduct its activities in such a manner as to comply with the requirements for qualification as a RIC under Subchapter M of the Code.
(w)    No Price Stabilization or Manipulation. Neither the Company nor any affiliate of the Company has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
(x)    Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Disclosure Package and the Prospectus which have not been described as required.
(y)    No Outstanding Loans or Other Indebtedness. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company, except as disclosed in the Disclosure Package and the Prospectus.
(z)    No Unlawful Contributions or Other Payments. Neither the Company nor, to the Company’s knowledge, any employee or agent of the Company, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Disclosure Package and the Prospectus.
(aa)    Compliance with Exchange Act. The documents filed by the Company with the Commission complied and will comply in all material respects with the requirements of the Exchange Act, as of their filing dates, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(bb)    Reports Filed. The Company has filed all reports required to be filed pursuant to the Securities Act, the Investment Company Act and the Exchange Act.
(cc)    Sales Material. All advertising, sales literature or other promotional material (including “prospectus wrappers,” “broker kits,” “road show slides” and “road show scripts”), whether in printed or electronic form, authorized in writing by or prepared by the Company or the Manager, for use in connection with the offering and sale of the Shares (collectively, “sales material”) complied and comply in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and, if required to be filed with FINRA under FINRA’s conduct rules, were provided to Troutman Sanders LLP, counsel for the Underwriters, for filing. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
(dd)    Distribution of Offering Materials. The Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statement, Disclosure Package, the Prospectus or the sales material set forth on Schedule C hereto.
(ee)    EGC Status. Since the formation of the Company, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).
(ff)    Testing the Waters. The Company has not engaged in any Testing-the-Waters Communications and (b) has not authorized anyone to engage in Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communications that is a written communication within the meaning of Rule 405 under the Securities Act.
(gg)    Employment; Noncompetition; Nondisclosure. The Company has not been notified that (a) any executive officer of the Company or the Manager, (b) any key employee of American Capital or ACLFM, in each case, with significant responsibilities to the Company, or (c) a significant number of members of the investment team provided to the Manager by American Capital or ACLFM plans to terminate his, her or their employment with his, her or their current employer. Neither the Company nor any executive officer of the Company is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar arrangement that would be violated by the present or proposed business activities of the Company as described in the Registration Statement, the Disclosure Package and the Prospectus, except where such violation would not constitute a Material Adverse Effect.
(hh)    Material Agreements. The Company has entered into a Transfer Agency & Service Agreement with Computershare Trust Company, N.A. and Computershare Inc., dated January 15, 2014, in order to implement the Company’s dividend reinvestment and stock purchase plan, a Credit Agreement with ACAM, dated October 15, 2013, and a Sale Agreement with ACSF Funding, dated December 18, 2013 and ACSF Funding has entered into an Investment Advisory Agreement with the Manager, dated December 18, 2013, a Credit Agreement with Bank of America, N.A., dated December 18, 2013 (the “BAML Facility”) and a Security Agreement with Bank of America, N.A., dated December 18, 2013 (such agreements together with the Transaction Agreements are collectively referred to as the “Material Agreements”). Each Material Agreement required to be described in the Disclosure Package and the Prospectus has been accurately and fully described in all material respects. The Company or ACSF Funding has not sent or received notice of, or otherwise communicated or received communication with respect to, termination of any Material Agreement, nor has any such termination been threatened by any person.
(ii)    Management Agreement. The Management Agreement has been approved by the Company’s board of directors and stockholders in accordance with Section 15 of the Investment Company Act, contains the applicable provisions required by Section 205 of the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (collectively, the “Advisers Act”) and Section 15 of the Investment Company Act and otherwise complies in all material respects with the requirements of the Advisers Act and the Investment Company Act.

(jj)    Statistical, Demographic or Market-Related Data. Any statistical, demographic or market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.
(kk)    Investments. Except for those provided in the Investment Company Act and the Code and the BAML Facility, there are no material restrictions, limitations or regulations with respect to the ability of the Company to invest its assets as described in the Disclosure Package and the Prospectus.
(ll)    Tax Law Compliance. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes required to be paid by it and, if due and payable, any related or similar assessment, fine or penalty levied against it. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in the Disclosure Package and the Prospectus in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company has not been finally determined. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company that could reasonably be expected to result in a Material Adverse Effect.
(mm)    Accurate Disclosure. The statements set forth in the Disclosure Package under the captions “Regulation” and “Material U.S. Federal Income Tax Considerations,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair.
(nn)    Insurance. The Company carries or is entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. The Company has not been denied any material insurance coverage which it has sought or for which it has applied.
(oo)    FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company and, to the knowledge of the Company, its officers and directors and the holders of any securities of the Company, in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA Corporate Financing Rule 5110 and Rule 2310 in connection with this offering is true, complete and correct in all material respects.
(pp)    Interested Persons. Except as disclosed in the Disclosure Package or the Prospectus (i) no person is serving or acting as an officer, director or investment adviser of the Company, except in accordance with the provisions of the Investment Company Act and the Advisers Act, and (ii) to the knowledge of the Company, no director of the Company is an “interested person” (as defined in the Investment Company Act) of the Company or an “affiliated person” (as defined in the Investment

Company Act) of any Underwriter except as otherwise disclosed in the Disclosure Package or the Prospectus.
(qq)    Sarbanes-Oxley Act Compliance.     The Company and its respective officers and directors (in such capacity) are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act applicable to the Company as of the date hereof
(rr)    Compliance Procedures. The Company (i) has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the Investment Company Act) by the Company, and (ii) is conducting its business in compliance with all laws, rules, regulations, decisions, directives and orders, except for such failure to comply which would not, either individually or in the aggregate, reasonably be expected to, result in a Material Adverse Change.
(ss)    No Violation of Foreign Corrupt Practices Act of 1977. Neither the Company nor any of its subsidiaries, nor to the Company’s knowledge, any director, officer, employee, affiliate, agent or representative of the Company or of any of its subsidiaries or affiliates, has taken any action in furtherance of an unlawful offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its subsidiaries, and to the Company’s knowledge, its affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain policies and procedures designed to promote and achieve, and which are reasonably expected to continue to promote and achieve, compliance with such laws and with the representation and warranty contained herein.
(tt)    No Sanctions by the Office of Foreign Assets Control. (i) Neither the Company nor any of its subsidiaries, nor to the Company’s knowledge, any director, officer, employee, agent, affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”). Neither the Company nor any of its subsidiaries or affiliates is located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan and Syria). (ii) The Company will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:
1.    to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

2.    in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
The Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(uu)    Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(vv)    Officer Certificates. Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein
(ww)    Directed Share Program. The Company represents and warrants to Morgan Stanley & Co. LLC that (i) the Registration Statement, the Disclosure Package, the Preliminary Prospectus and the Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Registration Statement, the Disclosure Package, the Preliminary Prospectus, the Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities laws and regulations of foreign jurisdictions in which the Reserved Shares are offered outside the United States. The Company has not offered, or caused the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.
Section 2.    Representations and Warranties of the Manager. The Manager represents, warrants and covenants to each Underwriter, as of the date hereof, as of the Applicable Time, as of the Closing Date, and as of each Date of Delivery, and agrees with each Underwriter as follows:
(a)    No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Disclosure Package and the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Manager (any such change or effect, where the context so requires, is called a “Manager Material Adverse Change” or a “Manager Material Adverse Effect”); and (ii) the Manager has not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business.
(b)    Organization and Good Standing of the Manager. The Manager has been duly organized and is validly existing as a limited liability company in good standing under the laws of Delaware with full entity power and authority to own its properties and conduct its business as described in the Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign limited liability company, as the case may be, and is in good standing under the laws of each jurisdiction that requires such qualification (except to the extent that the failure to be so qualified or be in good standing would not have a Manager Material Adverse Effect).
(c)    No Consents, Approvals or Authorizations Required. No consent, approval, authorization, filing with or order of any court or governmental agency or regulatory body is required to be obtained by the Manager in connection with the transactions contemplated by this Agreement, the Management Agreement or the Administration Agreement or any other Transaction Agreement, to the extent it is a party thereto, except as have been obtained or made under the Securities Act, the Investment Company Act and such as may be required (i) under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters in the manner contemplated herein and in the Disclosure Package and the Prospectus, and (ii) by FINRA.
(d)    No Defaults or Violations. The Manager is not in violation or default of (i) any provision of its charter, by-laws, or other organizational document (ii) the terms of any Transaction Agreement, the Administration Agreement, indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Manager or any of its properties, as applicable, except, with respect to clauses (ii) and (iii), any such violation or default which would not, singly or in the aggregate, result in a Manager Material Adverse Change and except as otherwise disclosed in the Disclosure Package and the Prospectus. All member consents or approvals for acts requiring such consents or approvals have been obtained by the Manager.
(e)    Authorization of Agreements. This Agreement, the Management Agreement, the Administration Agreement or any other Transaction Agreement, to the extent it is a party thereto, have been duly authorized by all necessary limited liability company action, executed and delivered by the Manager and each such agreement is a valid and binding agreement of the Manager, enforceable against the Manager in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(f)    Non-Contravention of Existing Instruments. The Manager’s execution, delivery and performance of this Agreement, the Management Agreement, the Administration Agreement or any other Transaction Agreement, to the extent it is a party thereto, and consummation of the transactions contemplated hereby and thereby and by the Disclosure Package and the Prospectus (i) do not and will not, whether with or without the giving of notice or passage of time or both, result in any violation of the provisions of the charter, bylaws and other organizational documents of the Manager, as amended from time to time, or any statute, law, rule, regulation, filing, judgment, order, injunction, writ or decree applicable to the Manager or any of its assets, properties or operations as would not, individually or in the aggregate, result in a Manager Material Adverse Effect, and (ii) do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Manager pursuant to, or require the consent of any other party to, any existing instrument, except for such conflicts, breaches, defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Manager Material Adverse Effect.
(g)    No Actions, Suits or Proceedings. Except as otherwise disclosed in the Disclosure Package and the Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Manager or its property is pending or, to the knowledge of the Manager, threatened that (i) could reasonably be expected to have a Manager Material Adverse Effect on the performance of this Agreement, the Management Agreement, the Administration Agreement or any other Transaction Agreement, to the extent it is a party thereto, or the consummation of any of the transactions contemplated by hereby or thereby or (ii) could reasonably be expected to result in a Manager Material Adverse Change.
(h)    Employment; Noncompetition; Nondisclosure. The Manager has not been notified that (a) any executive officer the Manager, (b) any key employee of American Capital or ACLFM (in each case, with significant responsibility for the Company’s operations) or (c) a significant number of members of the investment team provided to the Manager by American Capital or ACLFM plans to terminate his, her or their employment with his, her or their current employer. None of the Manager, any executive officer of the Manager or any such key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Manager as described in the Registration Statement, the Disclosure Package and the Prospectus, except where such violation would not constitute a Manager Material Adverse Effect.
(i)    Intellectual Property Rights. The Manager owns or possesses adequate rights to use all trade secrets, know how, trademarks, service marks, trade names and copyrights which are necessary to conduct its businesses as described in the Registration Statement, the Disclosure Package and Prospectus, except as would not have a Manager Material Adverse Effect.
(j)    All Necessary Permits, Etc. The Manager possesses such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct its business , and the Manager has not received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Manager Material Adverse Change.
(k)    Absence of Misstatements or Omissions. The description of the Manager and its affiliates and their respective businesses and the statements attributable to the Manager and its affiliates in the Registration Statement, the Disclosure Package and the Prospectus complied and comply in all material respects with the provisions of the Securities Act, the Investment Company Act and the Advisers Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
(l)    Advisers Act. The Manager is registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Management Agreement or the Administration Agreement for the Company as contemplated by the Prospectus and the Disclosure Package. There do not exist any proceedings, or to the Manager’s knowledge, any facts or circumstances the existence of which could lead to any proceeding, which would adversely affect the registration of the Manager with the Commission.
(m)    No Price Stabilization or Manipulation. Neither the Manager nor any affiliate of the Manager has taken, nor will the Manager or any affiliate take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
(n)    Material Relationship with the Underwriters. Except as disclosed in the Disclosure Package and the Prospectus, the Manager has no material lending or other relationship with a bank or lending institution affiliated with any of the Underwriters.
(o)    Financial Resources. The Manager has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Disclosure Package, the Prospectus, this Agreement, the Management Agreement, the Administration Agreement, and any other Transaction Agreement, to the extent a party thereto, and the Manager owns, leases or has access to all properties and other assets that are necessary to the conduct of its business and to perform the services, as described in the Registration Statement, the Disclosure Package and the Prospectus.
(p)    Internal Controls. The Manager maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions effectuated by it under the Management Agreement are executed in accordance with its management's general or specific authorization; and (ii) access to the Company's assets is permitted only in accordance with its management's general or specific authorization.
(q)    Accounting Controls. The Manager and its applicable affiliates maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions for which it has bookkeeping and record keeping responsibility for under the Management Agreement are recorded as necessary to permit preparation of the Company's financial statements in conformity with generally accepted accounting principles and to maintain accountability for the Company's assets and (ii) the recorded accountability for such assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(r)    No Violation of Foreign Corrupt Practices Act of 1977. Neither the Manager nor any of its subsidiaries, nor to the Manager’s knowledge, any director, officer, employee, affiliate, agent or representative of the Manager or of any of its subsidiaries or affiliates, has taken any action in furtherance of an unlawful offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Manager and its subsidiaries and to the Manager’s knowledge, its affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain policies and procedures designed to promote and achieve, and which are reasonably expected to promote and achieve, compliance with such laws and with the representation and warranty contained herein.
(s)    No Sanctions by the Office of Foreign Assets Control. (i) Neither the Manager nor any of its subsidiaries, nor to the Manager’s knowledge, any director, officer, employee, agent, affiliate or representative of the Manager or any of its subsidiaries, is a Person that is, or is owned or controlled by a Person that is the subject of any Sanctions. Neither the Manager nor any of its subsidiaries or affiliates is located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan and Syria). (ii) The Manager will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:
1.    to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or
2.    in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
The Manager and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(t)    Anti-Money Laundering Laws. The operations of the Manager and its subsidiaries are and have been conducted at all times in material compliance with the Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Manager or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Manager, threatened.
Section 3.    Purchase, Sale and Delivery of the Shares.

(a)    The Firm Shares. On the basis of the representations, warranties and agreements herein contained and upon the terms and conditions set forth herein, the Company agrees to sell to each Underwriter, and each Underwriter agrees to purchase, severally and not jointly, from the Company at the price per share set forth in Schedule B attached hereto and made a part hereof, that number of Firm Shares set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof, subject, in each case, to adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares. In addition, in connection with the offer and sale of the Firm Shares by the Underwriters, the Manager agrees to pay the Representatives, for the account of the several Underwriters, the amount per share set forth in Schedule B (the “Manager Firm Share Payment”).
(b)    The Option Shares. In addition, on the basis of the representations, warranties and agreements herein contained and upon the terms and conditions set forth herein, the Company hereby grants an option to the Underwriters to purchase, severally and not jointly, all or any portion of the Option Shares, at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Option Shares. The option granted hereunder will expire thirty (30) days after the date of this Agreement and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Shares upon joint notice by the Representatives to the Company setting forth the number of Option Shares as to which the Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (each, a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven (7) full business days after the exercise of said option, nor, in any event, prior to the Closing Date (as defined in Section 3(c) below). If the option is exercised as to all or any portion of the Option Shares, each of the Underwriters, acting severally and not jointly, will purchase from the Company that proportion of the total number of Option Shares then being purchased, which number of Firm Shares set forth in Schedule A opposite the name of such Underwriter bears to the total number of Firm Shares, subject to such adjustments as the Representatives in their discretion make to eliminate any sales or purchases of fractional shares. In addition, the Manager agrees to pay the Representatives for the account of the several Underwriters, the amount per share set forth in Schedule B in connection with the offer and sale of the Optional Shares by the Underwriters (the “Manager Option Share Payment”).
(c)    Payment.
(i)    Payment of the purchase price for, and delivery of the Firm Shares and the payment of the Manager Firm Share Payment shall be made at the offices of Arnold & Porter LLP, Thurman Arnold Building, 555 Twelfth Street, N.W., Washington, D.C. 20004-1206 (or at such other place as may be agreed upon by the Company and the Representatives) at 10:00 a.m. (Eastern Time) on the third (3rd) full business day following the date of this Agreement (or the fourth (4th) full business day if this Agreement is executed and delivered after 4:30 p.m. (Eastern Time)) or at such other time and date not later than seven (7) full business days following the first day that Shares are traded, as the Representatives and the Company may determine, or at such time and date to which payment and delivery shall have been postponed pursuant to Section 9 and Section 12 hereof, (the “Closing Date”).

If the Company has not made available to the Representatives copies of the Prospectus within the time provided in Sections 3(f) and 4(d) hereof, the Representatives may, in their sole discretion, postpone the Closing Date or applicable Date of Delivery, as the case may be, until no later than two (2) business days following delivery of copies of the Prospectus to the Representatives.
(ii)    In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, the Manager Option Share Payment and delivery of such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.
(iii)    Payment for the Shares shall be made at the Closing Date (and each subsequent Date of Delivery, as applicable) by wire transfer of immediately available funds to the order of the Company. It is understood that each Representative has been authorized, for its own account and the accounts of the Underwriters, (1) to accept delivery of and receipt for and make payment of the purchase price for, the Firm Shares and the Option Shares the Underwriters have agreed to purchase and (2) to accept payment from the Manager of the Manager Firm Share Payment and the Manager Option Share Payment. Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc. and UBS Securities LLC individually and not as Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Shares to be purchased by any Underwriter whose funds shall not have not been received by Representatives by the Closing Date or the applicable Date of Delivery, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.
(d)    Public Offering of the Shares. The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Shares as soon after this Agreement has been executed as the Representatives, in their sole judgment, have determined is advisable and practicable.
(e)    Delivery of the Shares. The Company shall deliver, or cause to be delivered, a credit representing the Firm Shares to an account or accounts at The Depository Trust Company, as designated by the Representatives for the accounts of the several Underwriters at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered a credit representing the Option Shares that the Underwriters have agreed to purchase at the Closing Date (or the Date of Delivery, as the case may be), to an account or accounts at The Depository Trust Company as designated by the Representatives for the accounts of the several Underwriters, at the Closing Date or the Date of Delivery, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.
(f)    Delivery of Prospectus to the Underwriters. Not later than 12:00 noon (Eastern Time) on the second business day following the date the Shares are released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representatives shall request.

Section 4.    Covenants of the Company and the Manager. The Company and the Manager, jointly and severally, covenant and agree with each Underwriter as follows:
(a)    Registration Statement and Prospectus. The Company will promptly advise the Underwriters (i) when, during any period that a prospectus relating to the Shares is required to be delivered under the Securities Act, any amendment to the Registration Statement affecting the Shares shall have become effective or any supplement to the Prospectus shall have been filed, (ii) of any request by the Commission for any amendment to the Registration Statement or the Prospectus, or for any additional information, affecting or in respect of the Shares, and (iii) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement affecting the Shares or the institution or threatening of any proceeding for that purpose, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment to the Registration Statement affecting the Shares or any supplement to the Prospectus unless the Company has furnished you with a copy for your review prior to filing, and will not file any such proposed amendment or supplement to which you reasonably object, in any event until after the end of the period during which a prospectus is required to be delivered to purchasers of the Shares under the Securities Act. Subject to the foregoing sentence, the Company will cause the Prospectus Supplement to be transmitted to the Commission for filing pursuant to Rule 497 under the Securities Act. The Company will use its best efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement affecting the Shares and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will timely file the requisite copies of the Prospectus with the Commission pursuant to Rule 497(c) or Rule 497(h) of the Securities Act, whichever is applicable or, if applicable, will timely file the certification permitted by Rule 497(j) of the Securities Act and will advise the Representatives of the time and manner of such filing.
(b)    Blue Sky Compliance. The Company will cooperate with the Representatives and counsel for the Underwriters in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions (both national and foreign) as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation, be subject to taxation or to file a general consent to service of process in any jurisdiction where it is not now so qualified, subject to taxation or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.
(c)    Amendments and Supplements to the Prospectus and Other Matters. The Company will comply with the Securities Act, the Exchange Act, the Investment Company Act and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or a dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Representatives (upon the advice of counsel for the Underwriters), it becomes necessary to amend the Registration Statement or amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission, and furnish at its own expense to the Underwriters and to dealers, an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law.
(d)    Copies of any Amendments and Supplements to the Prospectus. The Company has delivered to each Underwriter, without charge, as many copies of each Preliminary Prospectus as such Underwriter reasonably requested and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company agrees to furnish the Representatives, without charge, during the period beginning on the date hereof and ending on the later of the Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or a dealer (the “Prospectus Delivery Period”), as many copies of the Prospectus, and any amendments and supplements thereto (including any documents incorporated or deemed incorporated by reference therein) as reasonably requested by the Representatives.
(e)    Earnings Statement. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable, but in any event not later than 16 months after the date hereof, an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.
(f)    Securities Laws Compliance. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission and NASDAQ pursuant to Sections 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act and in material compliance with Sections 302, 404 and 906 of the Sarbanes-Oxley Act.
(g)    Listing. The Company will use its reasonable best efforts to cause the Shares to be duly authorized for listing, subject to notice of issuance on NASDAQ prior to the Closing Time
(h)    Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Disclosure Package and the Prospectus under “Use of Proceeds.”
(i)    Restriction on Sale of Shares. During a period of 180 days from the date of the Prospectus (the “Lock-Up Period”), the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the Securities Act with respect to any of the foregoing (except as set forth in (C) below), (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publically disclose the intention to do any of the contemplated transactions in clause (i) or (ii). The restrictions in this section shall not apply to (A) the Shares to be sold hereunder, (B) any Common Stock issued pursuant to the Company’s dividend reinvestment and stock purchase plan and (C) the filing by the Company of a registration statement on Form N-2 under the Securities Act for the purpose of registering Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock for a follow-on public offering, provided no offers or sales of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock pursuant to such registration statement may be made until the expiration of the Lock-Up Period.
(j)    Lock-Up Agreements. The Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth in Schedule D hereto from the Manager, ACAM, each Participant, and each of the Company’s executive officers and directors, and the Company has provided written instructions to the transfer agent or other registrar to enter stop transfer instructions and implement stop transfer procedures with respect to such securities during the Lock-Up Period; and, during the Lock-Up Period, the Company will not cause or permit any waiver, release, modification or amendment of any such stop transfer instructions or stop transfer procedures without the prior written consent of the Representatives unless such waiver, release, modification or amendment is to effectuate a transfer permitted by the Lock-Up Agreement. If the Representatives agree to release or waive the restrictions set forth in a Lock-Up Agreement described in this Section 4(j) for an officer or director of the Company, which release or waiver shall be in substantially the form of Exhibit F hereto, and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit G hereto through a major news service at least two business days before the effective date of the release or waiver. No press release will be required if (A) the release or waiver is effected solely to permit a transfer not for consideration and (B) the transferee has agreed in writing to be bound by the same terms described in the Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.
(k)    Subchapter M. The Company will use its best efforts to qualify for and elect to be taxed as a RIC in the first taxable year during which it is a business development company under the Investment Company Act and will, during a period of two years from the effective date of such qualification and election, use its best efforts to maintain such qualification and election as a regulated investment company under Subchapter M of the Code for each full fiscal year in which the Company is a business development company.
(l)    No Manipulation of Market for Shares. Except for the authorization of actions permitted to be taken by the Underwriters as contemplated herein or in the Prospectus, neither the Company nor the Manager will take, nor will either party allow ACAM to take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares in violation of federal or state securities laws.

(m)    EGC Status. The Company agrees to promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the Prospectus Delivery Period and (b) completion of the Lock-Up Period.
(n)    BDC Election. The Company, during a period of two years from the effective date of the Company BDC Election, will use its best efforts to maintain its status as a business development company; provided, however, the Company may change the nature of its business so as to cease to be, or to withdraw its election as, a business development company, with the approval of the board of directors and a vote of stockholders as required by Section 58 of the Investment Company Act or any successor provision.
Furthermore, the Company and the Manager, jointly and severally, covenant with Morgan Stanley & Co. LLC that the Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Reserved Shares are offered in connection with the Directed Share Program.

Section 5.    Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Shares as provided herein on the Closing Date and each applicable Date of Delivery, as the case may be, shall be subject to the accuracy of the representations and warranties of the Company and the Manager in Section 1 and Section 2 hereof, as of the date hereof, the Applicable Time, the Closing Date and each applicable Date of Delivery, as if then made, to the timely performance by each of the Company and the Manager of its covenants and other obligations hereunder, and to each of the following additional conditions:
(a)    Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. The Registration Statement shall have become effective and no order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of counsel to the Underwriters; The Prospectus shall have been filed with the Commission pursuant to Rule 497 under the Securities Act within the applicable time period prescribed for such filing; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements. The Company shall have paid the required Commission filing fee relating to the Shares within the time period required by the Securities Act.
(b)    Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the form of Registration Statement and the Prospectus, and the registration, authorization, issue, sale and delivery of the Shares, shall have been reasonably satisfactory to counsel to the Underwriters, and such counsel shall have been furnished with such papers and information as they may reasonably have requested to enable them to pass upon the matters referred to in this Section 5.
(c)    No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and the applicable Date of Delivery, as the case may be, there shall not have been any Material Adverse Change or any Manager Material Adverse Change from that set forth in the Registration Statement or the Disclosure Package and the Prospectus (excluding any amendment or supplement filed after the date hereof), which makes it, in the Representatives’ sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Disclosure Package and the Prospectus.
(d)    Opinions of Counsel for the Company and the Manager. The Underwriters shall have received on the Closing Date and on the applicable Date of Delivery, as the case may be, the opinions of Arnold & Porter LLP and Bingham McCutchen LLP, counsels for the Company and the Manager, substantially in the forms of Exhibit B, Exhibit C and Exhibit D attached hereto, dated the Closing Date or the applicable Date of Delivery, as the case may be, addressed to the Underwriters and with reproduced copies or signed counterparts thereof for each of the Underwriters. Counsel rendering the opinions contained in Exhibit B, Exhibit C and Exhibit D may rely as to questions of law not involving the laws of the United States or the States of New York and Delaware upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company and of government officials, in which case their opinion is to state that they are so relying and that they have no knowledge of any material misstatement or inaccuracy in any such opinion, representation or certificate.
(e)    Opinion of Counsel for the Underwriters. The Underwriters shall have received on the Closing Date and the applicable Date of Delivery, as the case may be, an opinion of Troutman Sanders LLP. The Company shall have furnished to such counsel such documents as they may have requested for the purpose of enabling them to pass upon such matters.
(f)    Accountants’ Comfort Letter. The Underwriters shall have received on the Closing Date or the applicable Date of Delivery, as the case may be, a letter from Ernst & Young LLP addressed to the Underwriters, dated the Closing Date or applicable Date of Delivery, as the case may be, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and based upon the procedures described in such letter delivered to you concurrently with the execution of this Agreement (herein called the “Original Letter”), but carried out to a date not more than three (3) business days prior to the Closing Date or applicable Date of Delivery, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or applicable Date of Delivery, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement, the Disclosure Package or the Prospectus, which, in the Representatives’ sole judgment, is material and adverse and that makes it, in the Representatives’ sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The Original Letter from Ernst & Young LLP shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act, (ii) set forth their opinion with respect to their examination of the

Company’s financial statements for the period specified therein and (iii) address other matters agreed upon by Ernst & Young LLP and you.
(g)    Officers’ Certificate. The Underwriters shall have received on the Closing Date and the applicable Date of Delivery, as the case may be, a certificate of the Company, dated the Closing Date or applicable Date of Delivery, as the case may be, signed by the Chief Executive Officer, the President or a Vice President of the Company and by the Chief Financial Officer or Controller of the Company, to the effect that, and you shall be satisfied that:
(i)    The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Applicable Time, Closing Date or applicable Date of Delivery, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or applicable Date of Delivery, as the case may be;
(ii)    No order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;
(iii)    When the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement, Disclosure Package and the Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Securities Act, the Investment Company Act or the Exchange Act, as the case may be, and in all material respects conformed to the requirements of the Securities Act, the Investment Company Act or the Exchange Act, as the case may be, the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth; and as of the Applicable Time, the Disclosure Package did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
(iv)    Subsequent to the respective dates as of which information is given in the Disclosure Package and the Prospectus, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business and any obligations under this Agreement, (d) any change in the capital stock or outstanding indebtedness of the Company that is material to the Company, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (f) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a Material Adverse Effect.
(h)    Manager’s Officer’s Certificate. The Underwriters shall have received on the Closing Date and the applicable Date of Delivery, as the case may be, a certificate of the Manager,

dated the Closing Date or applicable Date of Delivery, as the case may be, signed by the Chief Executive Officer, President or a Vice President of the Manager, to the effect that, and you shall be satisfied that:
(i)    The representations and warranties of the Manager in this Agreement are true and correct, as if made on and as of the Applicable Time, Closing Date or applicable Date of Delivery, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or applicable Date of Delivery, as the case may be; and
(ii)    Subsequent to the respective dates as of which information is given in the Disclosure Package and the Prospectus, there has not been (a) any Manager Material Adverse Change, (b) any transaction that is material to the Manager, except transactions entered into in the ordinary course of business or (c) any obligation, direct or contingent, that is material to the Manager, incurred by the Manager, except obligations incurred in the ordinary course of business and any obligations under this Agreement.
(i)    The NASDAQ Global Market. The Shares shall have been approved for inclusion on NASDAQ, subject only to official notice of issuance and the Company will be in compliance in all material respects with the NASDAQ listing requirements.
(j)    Compliance with Prospectus Delivery Requirements. The Company shall have complied with the provisions of Sections 3(f) and 4(d) hereof with respect to the furnishing of Prospectus.
(k)    Lock-Up Agreements. The Company shall have procured for the benefit of the Underwriters, Lock-up Agreements in the form of Schedule D attached hereto, from the Manager, ACAM, each Participant and each of the Company’s executive officers and directors.
(l)    Manager Payments. The Representatives shall have received on the Closing Date and on any applicable Date of Delivery, as the case may be, the Manager Firm Share Payment and/or the Manager Option Share Payment.
(m)    CFO Back-up Certificate. The Underwriters shall have received on the date hereof, the Closing Date and each Date of Delivery, as the case may be, a certificate of the Chief Financial Officer, dated the date hereof, the Closing Date and the applicable Date of Delivery, as the case may be, addressed to the Underwriters and substantially in the form of Exhibit E attached hereto.
(n)    Additional Documents. At the Closing Date and the applicable Date of Delivery, as the case may be, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.
(o)    Termination of Agreement. If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement or, in the case of any condition to the purchase of Option Shares, on a Date of Delivery which is after the Closing Date, the obligation of the several Underwriters to purchase the relevant Option Shares, may be terminated by the Representatives by notice to the Company at any time on or prior to the Closing Date and, with respect to the Option Shares, at any time prior to the applicable Date of Delivery, which termination shall be without liability on the part of any party to any other party, except that Section 6 (Payment of Expenses), Section 7 (Reimbursement of Underwriters’ Expenses), Section 8 (Indemnification and Contribution) and Section 11 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.
Section 6.    Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with performance of its obligations hereunder and in connection with the transactions contemplated under this Agreement, including, without limitation, (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to the Underwriters, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Preliminary Prospectus and the Prospectus, and all amendments and supplements thereto and this Agreement, (vi) all filing fees, distribution fees, attorneys’ fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or any other country, including, if requested by the Representatives, the preparation by counsel for the Underwriters and printing of a “Blue Sky Survey,” an “International Blue Sky Survey” or other memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the reasonable fees and expenses of counsel for the Underwriters in connection with, the FINRA review and approval of the Underwriters’ participation in the offering and distribution of the Shares, (viii) the fees and expenses associated with including the Shares on NASDAQ, (ix) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants (but not of the representatives of the Underwriters) and (x) all other fees, costs and expenses referred to in or all of Part C of the Registration Statement. Except as provided in this Section 6, Section 7, and Section 8, hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel and costs and expenses incident to the preparation and undertaking of any “road show” presentations to be made to prospective investors (except as otherwise contemplated by subparagraph (ix) above).
Additionally, the Company agrees to pay (i) all reasonable fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program, (ii) all reasonable costs and expenses incurred by the Underwriters in connection with the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of copies of the Directed

Share Program material and (3) all reasonable stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

Section 7.    Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives pursuant to Section 5, or if the sale to the Underwriters of the Shares on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been actually incurred by the Underwriters (or by such terminating Underwriters, as the case may be) in connection with the proposed purchase and the public offering and sale of the Shares, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.
Section 8.    Indemnification and Contribution.
(a)    Indemnification of the Underwriters. The Company and the Manager, jointly and severally, agree to indemnify and hold harmless each Underwriter and their respective officers, directors, employees, agents and representatives, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act, and each affiliate of such Underwriter within the meaning of Rule 405 under the Securities Act (“Affiliate”) against any loss, claim, damage, liability or expense, as incurred, joint and several, to which such Underwriter, director, officer, employee, Affiliate, agent or representative or such controlling person may become subject, under the Securities Act, the Investment Company Act, the Exchange Act, any U.S. federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 497 under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) upon any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Package, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (iii) upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iv) upon any untrue statement or alleged untrue statement of a material fact contained in any sales material, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each such Underwriter, director, officer, employee, Affiliate, agent, representative or controlling person for any and all expenses (including the fees and disbursements of one counsel chosen by the Underwriters) as such expenses are reasonably incurred by such Underwriter, director, officer, employee, Affiliate, agent, representative or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus or any sales material (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company and the Manager may otherwise have. Any indemnification by the Company and/or the Manager pursuant to this Agreement shall be subject to the requirements and limitations of Section 17(i) of the Investment Company Act.
(b)    Indemnification of the Company and Manager and their Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Manager, each of their directors, each of their officers who signed the Registration Statement and each person, if any, who controls the Company or the Manager within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, the Manager or any such director, officer or controlling person may become subject, under the Securities Act, the Investment Company Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Prospectus or any sales material (or any amendments or supplements thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Prospectus or any sales material (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representatives expressly for use therein; and to reimburse the Company, or the Manager or any of their respective directors, officers or controlling persons for any legal and other expense reasonably incurred by the Company, the Manager or any of their respective directors, officers or controlling persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.
(c)    Information Provided by the Underwriters. The Company and the Manager hereby acknowledge that the only information that the Underwriters have furnished to the Company expressly for use in the Preliminary Prospectus and the Prospectus (or any amendment or supplement thereto) are the statements set forth under the caption “Underwriting” in the Preliminary Prospectus and the Prospectus as follows: the first sentence of the first paragraph, the names and corresponding number of shares set forth in the table included in the first paragraph, the third paragraph, the twelfth paragraph, the thirteenth paragraph, the third and fourth sentences of the fourteenth paragraph, the forty-fourth paragraph and the forty-sixth paragraph.

(d)    Directed Share Program Indemnity. The Company and the Manager, jointly and severally, agree to indemnify and hold harmless Morgan Stanley & Co. LLC and its officers, directors, employees, agents and representatives, and each person, if any, who controls Morgan Stanley & Co. LLC within the meaning of the Securities Act and the Exchange Act (the “Morgan Stanley Entities”) against any loss, claim, damage, liability or expense, as incurred, joint and several, to which they may become subject, under the Securities Act, the Investment Company Act, the Exchange Act, any U.S. federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) (i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) is caused by the failure of any Participant to pay for and accept delivery of Reserved Shares that the Participant agreed to purchase; or (iii) is related to, arises out of, or in connection with, the Directed Share Program, other than losses claims, damages, liabilities or expenses that are finally judicially determined to have resulted from the bad faith or gross negligence of the Morgan Stanley Entities; and to reimburse the Morgan Stanley Entities for any and all expenses (including the fees and disbursements of one counsel chosen by them) as such expenses are reasonably incurred by them in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.
(e)    Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced (by the forfeiture of substantial rights and defenses) as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (the Representatives in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 8(d) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for Morgan Stanley & Co. LLC, the directors, officers, employees and agents of Morgan Stanley & Co. LLC, and all persons, if any, who control Morgan Stanley & Co. LLC within the meaning of either the Act or the Exchange Act for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program.
(f)    Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(d) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than sixty (60) days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes (i) an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
(g)    Contribution.
(i)    If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other from the public offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.
(ii)    The relative benefits received by the Company and the Manager on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as each of (x) the total net proceeds from the offering of Shares pursuant to this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus and (y) the total underwriting discount and commission received by the Underwriters, as set forth in the table on the cover page of the Prospectus, bear to the aggregate initial public offering price of the Shares as set forth on such cover.
(iii)    The relative fault of the Company and the Manager on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Manager on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(iv)    The Company, the Manager and Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(g) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.
(v)    Notwithstanding the provisions of this Section 8(g), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this Section 8(g) to contribute are several in proportion to their respective underwriting obligations and not joint.
(h)    Survival. The indemnity and contribution agreements contained in this Section 8 and the representation and warranties of the Company and the Manager set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, its respective officers or employees, or any person controlling any Underwriter, the Company, the Manager, their directors or officers or any persons controlling the Company or the Manager, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or to the Company, the Manager, their directors or officers, or any person controlling the Company or the Manager, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.
(i)    Acknowledgments of Parties. The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8 fairly allocate the risks in light of the ability of the parties to investigate the Company, the Manager and their businesses in order to assure that adequate disclosure is made in the Registration Statement, the Preliminary Prospectus and Prospectus as required by the Securities Act and the Exchange Act.
Section 9.    Default by One or More of the Underwriters. If, on the Closing Date or any applicable Date of Delivery, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase under this Agreement, and the aggregate number of Shares of Common Stock which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed ten percent (10%) of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Shares set forth opposite their respective names on Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non defaulting Underwriters, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date or applicable Date of Delivery, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs exceeds ten percent (10%) of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Shares are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Manager except that the provisions of Section 6 and Section 8 shall at all times be effective and shall survive such termination. In any such case either the Representatives or the Company shall have the right to postpone the Closing Date or applicable Date of Delivery, as the case may be, but in no event for longer than seven (7) days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.
Section 10.    Termination of this Agreement. Prior to the Closing Date or any Date of Delivery, this Agreement may be terminated by the Representatives, by notice given to the Company if (a) at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or by NASDAQ, or trading in securities generally on either NASDAQ or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective change in United States’ or international political, financial or economic conditions, as in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares in the manner and on the terms described in the Preliminary Prospectus and Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representatives there shall have occurred any Material Adverse Change or Manager Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representatives may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured; or (b) in the case of any of the events specified in clauses (a)(i)-(vi) of this Section 10, such event singly or together with any other event, makes it, in your judgment, impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares in the manner and on the terms contemplated in the Preliminary Prospectus and Prospectus. Any termination pursuant to this Section 10 shall be without liability on the part of any party to any other party except that the Company shall be obligated to reimburse the expenses of the Underwriters pursuant to Section 7 hereof and the provisions of Section 8 shall survive such termination and remain effective at all times.
Section 11.    Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Manager and their officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company, the Manager or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

Section 12.    Notices. All communications hereunder shall be in writing and shall be mailed or hand delivered to the parties hereto as follows:
If to the Representatives:
Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036
Attention: Equity Syndicate Desk, with a copy to the Legal Department

Citigroup Global Markets Inc.
388 Greenwich Street,
New York, New York 10013
Attention: General Counsel
Fax: (212) 816-7912

Deutsche Bank Securities Inc.
60 Wall Street, 2nd Floor
New York, New York 10005
Attention: Equity Capital Markets – Syndicate Desk

Fax: (212) 797-9344, with a copy to:

Deutsche Bank Securities Inc.
60 Wall Street, 36th Floor
New York, New York 10005
Attention: General Counsel
Fax: (212) 797-4564

Keefe, Bruyette & Woods, Inc.
787 Seventh Avenue, 4th Floor
New York, New York 10019
Attention: Capital Markets

UBS Securities LLC
1285 Avenue of the Americas
New York, New York 10019
Attention: Syndicate
Fax: (212) 713-3371

If to the Company and the Manager:
American Capital Senior Floating, Ltd.
2 Bethesda Metro Center
14th Floor
Bethesda, Maryland 20814
Attention: Chief Compliance Officer

Any party hereto may change the address for receipt of communications by giving written notice to the others.
Section 13.    Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 9 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8, and to their respective successors, and personal representatives, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.
Section 14.    Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 15.    Governing Law Provisions.
(a)    Governing Law. This agreement shall be governed by and construed in accordance with the internal laws of the state of New York applicable to agreements made and to be performed in such state.
(b)    Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal or state courts of the United States of America located in the Southern District of New York and borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.
(c)    General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.
Section 16.    Waiver of Jury Trial. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
Section 17.    No Fiduciary Duty. The Company and the Manager hereby acknowledge and agree that (a) the purchase and sale of the Common Stock pursuant to this Agreement, including the determination of the public offering price of the Common Stock and any related discounts or commissions, is an arm’s-length commercial transaction between the Company and the Manager, on one hand, and the Underwriters or any affiliate through which they may be acting, on the other, (b) in connection therewith and with the process leading to such transaction, each Underwriter is acting solely as principal and not as an agent or fiduciary of the Company, the Manager, or their stockholders, members, creditors, employees or any other party, (c) the engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity, (d) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Manager with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether any of the Underwriters has advised or is currently advising the Company or the Manager on related or other matters) and no Underwriter has any obligation to the Company or the

Manager with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement and (e) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Manager. Furthermore, each of the Company and the Manager agree that it is solely responsible for making its own judgments in connection with the offering and has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Manager agree that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company or the Manager, in connection with such transaction or the process leading thereto.
(The remainder of this page is intentionally left blank)

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Manager the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

AMERICAN CAPITAL SENIOR FLOATING, LTD.

By: /s/ Samuel A. Flax_________________
Name: Samuel A. Flax_________________
Title: Executive Vice President and Secretary_

AMERICAN CAPITAL ACSF MANAGEMENT, LLC

By: /s/ Samuel A. Flax_________________
Name: Samuel A. Flax_________________
Title: Executive Vice President and Secretary_

(The remainder of this page is intentionally left blank)

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Underwriters as of the date first above written.
Morgan Stanley & Co. LLC

By: /s/ Katerina Pergola____________________
Name: Katerina Pergola_________________
Title: Vice President____________________

Citigroup Global Markets Inc.

By: /s/ Paul Abrahimzadeh__________________
Name: Paul Abrahimzadeh_______________
Title: Managing Director_________________

Deutsche Bank Securities Inc.

By: /s/ Jason Eisenhauer____________________
Name: Jason Eisenhauer_________________
Title: Director_________________________

By: /s/ Francis M. Windels__________________
Name: Francis M. Windels_______________
Title: Managing Director________________

Keefe, Bruyette & Woods, Inc.

By: /s/ Victor Sack________________________
Name: Victor Sack_____________________
Title: Managing Director________________

UBS Securities LLC

By: /s/ Alexander Dunev____________________
Name: Alexander Dunev_________________
Title: Director_________________________

By: /s/ Jiani He___________________________
Name: Jiani He________________________
Title: Associate Director_________________

On behalf of themselves and each of the other
several Underwriters listed in Schedule A hereto

SCHEDULE A

Underwriters	Number of Firm Shares
Morgan Stanley & Co. LLC	1,675,000
Citigroup Global Markets Inc.	1,600,000
Deutsche Bank Securities Inc.	1,575,000
Keefe, Bruyette & Woods, Inc.	1,130,000
UBS Securities LLC	1,575,000
Credit Suisse Securities (USA) LLC	585,000
J.P. Morgan Securities LLC	585,000
Oppenheimer & Co. Inc.	585,000
RBC Capital Markets, LLC	325,000
BB&T Capital Markets, a division of BB&T Securities, LLC	25,000
Stern, Agee & Leach, Inc.	150,000
Wunderlich Securities, Inc.	190,000

Total	10,000,000

Sch. A-1

SCHEDULE B

Firm Shares of Common Stock

Public Offering Price Per Share	Price Per Share Paid by Underwriters	Manager Firm Share Payment
$15.00	$15.00	$0.825 per share

Option Shares of Common Stock

Public Offering Price Per Share	Price Per Share Paid by Underwriters	Manager Option Share Payment
$15.00	$15.00	$0.825 per share

Sch. B-1

SCHEDULE C
Sales material
1.     ACSF Road Show Presentation

Sch. C-1

SCHEDULE D
Form of Lock-Up Agreement

Sch. D-1

EXHIBIT A
Orally Conveyed Information
Members of the Underwriters’ selling group orally communicated the following information to their respective customers:

•	American Capital Senior Floating, Ltd. proposes to sell 10,000,000 shares of Common Stock to the Underwriters (11,500,000 Shares including the Underwriters’ over-allotment option).

•	The purchase price for the Shares will be $15.00 per share, less an underwriting discount of $0.825 per share, which underwriting discount will be paid to the Underwriters by the Manager.

•	The total proceeds net of expenses to American Capital Senior Floating, Ltd will be $149,275,000 or $171,775,000 with the full exercise of the over-allotment option.

•	The trade date is January 15, 2014.

•	The Closing Date is January 22, 2014.

Ex. A-1

EXHIBIT B
Matters to be Covered in the Opinion of Company Counsel (Arnold & Porter LLP)

Ex. B-1

EXHIBIT C
Matters to be Covered in the Opinion of Company Counsel (Bingham McCutchen LLP)

Ex. C-1

EXHIBIT D
Matters to be Covered in the Opinion of Manager’s Counsel

Ex. D-1

EXHIBIT E
Form of CFO Back-Up Certificate

Ex. E-1

EXHIBIT F
Form of Waiver of Lock-up
Morgan Stanley & Co. LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Keefe, Bruyette & Woods, Inc.
UBS Securities LLC
(the “Representatives”)

American Capital Senior Floating, Ltd.
Public Offering of Common Stock
, 20__
[Name and Address of
Officer or Director
Requesting Waiver]
Dear Mr./Ms. [Name]:
This letter is being delivered to you in connection with the offering by American Capital Senior Floating, Ltd. (the “Company”) of __________ shares of common stock, $0.01 par value (the “Common Stock”), of the Company and the lock-up letter dated __________ __, 2014 (the “Lock-up Letter”), executed by you in connection with such offering, and your request for a [waiver] [release] dated , 20 , with respect to __________ shares of Common Stock (the “Shares”).
The Representatives hereby agree to [waive] [release] the transfer restrictions set forth in the Lock-up Letter, but only with respect to the Shares, effective , 201_[; provided, however, that such [waiver] [release] is conditioned on the Company announcing the impending [waiver] [release] by press release through a major news service at least two (2) business days before effectiveness of such [waiver] [release].] This letter will serve as notice to the Company of the impending [waiver] [release].
Except as expressly [waived] [released] hereby, the Lock-up Letter shall remain in full force and effect.

[Signature pages follow]

Ex. F-1

Yours very truly,
Morgan Stanley & Co. LLC

By:
Name:
Title:

Citigroup Global Markets Inc.

By:
Name:
Title:

Deutsche Bank Securities Inc.

By:
Name:
Title:

By:
Name:
Title:

Keefe, Bruyette & Woods, Inc.

By:
Name:
Title:

UBS Securities LLC

By:
Name:
Title:

By:
Name:
Title:

On behalf of themselves and each of the other
several Underwriters listed in Schedule A to the Underwriting Agreement cc: Company

Ex. F-2

EXHIBIT G
Form of Press Release

American Capital Senior Floating, Ltd.
[Date]

American Capital Senior Floating, Ltd. (the “Company”) announced today that Morgan Stanley & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc. and UBS Securities LLC, as representatives of the underwriters in the Company’s recent public sale of __________ shares of common stock, are [waiving] [releasing] a lock-up restriction with respect to __________ shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on , 201__ , and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Ex. G-1